UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2013

Annual Report

to Shareholders

DWS Mid Cap Growth Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
9 Performance Summary
11 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
26 Notes to Financial Statements
35 Report of Independent Registered Public Accounting Firm
36 Information About Your Fund's Expenses
37 Tax Information
38 Advisory Agreement Board Considerations and Fee Evaluation
43 Board Members and Officers
49 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks of medium-sized companies involve greater risk than securities of larger, more-established companies. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. As a result, we believe that U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Robert Kendall
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Strategy In choosing stocks, portfolio management focuses on individual security selection rather than industry selection.

For its most recent fiscal year ended September 30, 2013, DWS Mid Cap Growth Fund returned 27.16%, in line with the Russell Midcap® Growth Index return of 27.54%.

The past 12 months represented a robust period for mid-cap stocks, as investor appetite for equities and strong mutual fund inflows boosted market momentum. At the start of 2013, a last-minute congressional agreement to avert the "fiscal cliff" spurred a robust market rally through most of February. And despite worries regarding the effects of U.S. budget sequestration and a potential bank run in Cyprus, the "risk-on" trade was back in early March, as strong inflows to equity mutual funds contributed to the upward momentum and improved macroeconomic data lifted investor confidence. Uncertainty regarding the U.S. Federal Reserve Board's (the Fed's) potential tapering of its monthly asset purchase program gave market watchers pause during August. Investors then began to focus on the looming congressional debates regarding the fiscal budget and debt ceiling in September. Evidence continues to mount that we have likely entered a sustainable economic recovery buoyed by a strong rebound in the housing market, the emergence of U.S. energy independence, manufacturing recovery and falling budget deficit. Given this positive backdrop, stocks closed the fund's fiscal year on a very positive note and near all-time highs.

"Over the coming year, we believe that continued recovery for the domestic economy, a declining U.S. budget deficit, the benefits of greater U.S. energy independence, stability in the Eurozone and investor reallocation into equities from a historically low level will be supportive of the stock market."

Positive Contributors to Fund Performance

During the 12-month period ending September 30, 2013, stock selection was positive within the health care, financials and industrials sectors. Underweights to information technology and materials, along with an overweight in energy, also added to returns. The top individual security-level contributors to relative performance included Pacira Pharmaceuticals, Inc., Hanesbrands, Inc. and Western Digital Corp. Pacira, the fund's largest holding as of September 30, 2013, was up strongly on continued favorable news regarding the launch of EXPAREL, its non-opioid medicine for postsurgical pain. Shares of Hanesbrands, a consumer goods company with a portfolio of apparel brands, continued to benefit from low cotton prices and significant free cash flow, allowing the company to deleverage its balance sheet. Western Digital, which produces data storage solutions, has performed well owing to favorable industry consolidation.

Negative Contributors to Fund Performance

Stock selection in consumer discretionary and energy had a negative impact on performance during the period. In addition, sector allocation detracted from results, based mainly on underweights to the consumer sectors and telecom services. The largest individual detractors from performance on a company level included Catamaran Corp., Panera Bread Co. and CF Industries Holdings, Inc. Shares of Catamaran, a pharmacy benefit manager, lost ground due to worries that the Affordable Care Act's insurance exchanges would negatively impact its business. We have reduced our position in Catamaran, but continued to hold it at the end of the period. Panera Bread, the casual dining chain, experienced weaker traffic this summer. We continued to hold Panera at the end of the period. Shares of CF Industries, one of the largest fertilizer companies in the world, declined based on falling corn and potash prices. We continued to hold CF Industries at the end of the period.

Outlook and Positioning

Over the coming year, we believe that continued recovery for the domestic economy, a declining U.S. budget deficit, the benefits of greater U.S. energy independence, stability in the Eurozone and investor reallocation into equities from a historically low level will be supportive of the stock market. Political turmoil has the potential to spur volatility as it has in the past, but we believe that the bull market that began four and a half years ago still has further to go. Typical factors that end a cycle, including inflation, policy tightening and excessive optimism, do not appear to be on the short-term horizon.

We continue to position the fund for economic recovery and remain focused on our bottom-up stock selection process. We believe that we have positioned the portfolio to withstand an environment of elevated uncertainty by holding high-quality stocks with favorable valuations and attractive growth prospects. We are committed to remaining fully invested and to owning world-class companies with solid management, strong growth, and attractive product niches and pricing power. As market volatility diminishes, healthier balance sheets and attractive valuations should support a solid merger and acquisition cycle for mid-cap companies.

Ten Largest Equity Holdings at September 30, 2013 (15.8% of Net Assets)
1. Pacira Pharmaceuticals, Inc. Development, commercialization and manufacturing of proprietary pharmaceutical products	2.3%
2. Hanesbrands, Inc. Manufactures men's, women's and children's clothing	1.6%
3. Polaris Industries, Inc. Designs, engineers and manufactures snowmobiles, ATVs and motorcycles	1.6%
4. Ulta Salon, Cosmetics & Fragrance, Inc. Sells cosmetics, fragrances, skin and hair care products and accessories	1.5%
5. Verisk Analytics, Inc. Provides actuarial and underwriting data to U.S. property and casualty, and insurance risks	1.5%
6. Portfolio Recovery Associates, Inc. Provides outsourced receivables management	1.5%
7. Kansas City Southern Transportation holding company with railroad investments in the U.S., Mexico and Panama	1.5%
8. Jarden Corp. Provider of niche consumer products used in home preservation	1.5%
9. Ocwen Financial Corp. Diversified financial services holding company	1.4%
10. United Rentals, Inc. Operates a network of equipment rental companies	1.4%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

Portfolio Management Team

Joseph Axtell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Asset Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

— Portfolio Manager for Global Small Cap and US Small and Mid Cap Equity: New York.

— BS, Carlson School of Management, University of Minnesota; CFA Charterholder.

Rafaelina M. Lee, Managing Director

Portfolio Manager of the fund. Joined the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.

— Portfolio Manager for US Small and Mid Cap Equity: New York.

— BA in Mathematical Statistics, Columbia University; MBA in Finance, Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Russell Midcap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest-capitalized companies that are domiciled in the U.S. and whose common stocks are traded. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Risk-on (and risk-off) trades refer to the global investment settings and economic patterns under which price behavior responds to, and is driven by, changes in investor risk tolerance. The risk-on risk-off theory states that during periods when risk is perceived to be low, investors tend to invest in higher-risk investments, and when risk is perceived to be high, investors tend to gravitate toward lower-risk investments.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index. Underweight means that a fund holds a lower weighting in a given sector or stock.

The Eurozone represents the European Union countries that have adopted the euro as their national currency.

Performance Summary September 30, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	27.16%	10.14%	6.80%
Adjusted for the Maximum Sales Charge (max 5.75% load)	19.84%	8.85%	6.17%
Russell Midcap® Growth Index†	27.54%	13.92%	10.16%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	26.19%	9.22%	5.95%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	23.19%	9.08%	5.95%
Russell Midcap® Growth Index†	27.54%	13.92%	10.16%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	26.11%	9.24%	5.96%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	26.11%	9.24%	5.96%
Russell Midcap® Growth Index†	27.54%	13.92%	10.16%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
No Sales Charges	27.54%	10.42%	7.03%
Russell Midcap® Growth Index†	27.54%	13.92%	10.16%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
No Sales Charges	27.54%	10.55%	7.13%
Russell Midcap® Growth Index†	27.54%	13.92%	10.16%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.31%, 2.18%, 2.13%, 1.03% and 0.95% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares for the period prior to its inception on February 1, 2005 are derived from the historical performance of Investment Class shares of DWS Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. On October 20, 2006, Investment Class shares were converted into Class S shares. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† Russell Midcap® Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
9/30/13	$18.87	$17.30	$17.29	$19.22	$19.45
9/30/12	$14.84	$13.71	$13.71	$15.07	$15.25

Investment Portfolio as of September 30, 2013
	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 24.0%
Auto Components 1.8%
BorgWarner, Inc. (a)	30,662	3,108,820
Tenneco, Inc.*	73,642	3,718,921
		6,827,741
Hotels, Restaurants & Leisure 1.9%
Darden Restaurants, Inc. (a)	62,108	2,874,979
Panera Bread Co. "A"*	26,968	4,275,237
		7,150,216
Household Durables 4.6%
Jarden Corp.*	112,528	5,446,355
Newell Rubbermaid, Inc. (a)	126,990	3,492,225
Toll Brothers, Inc.* (a)	149,694	4,854,576
Whirlpool Corp.	21,706	3,178,627
		16,971,783
Leisure Equipment & Products 1.6%
Polaris Industries, Inc. (a)	44,474	5,745,151
Media 1.2%
Cinemark Holdings, Inc.	136,737	4,340,032
Multiline Retail 1.1%
Family Dollar Stores, Inc. (a)	58,831	4,237,009
Specialty Retail 8.2%
Advance Auto Parts, Inc.	26,662	2,204,414
Ascena Retail Group, Inc.* (a)	155,656	3,102,224
Children's Place Retail Stores, Inc.* (a)	55,422	3,206,717
DSW, Inc. "A"	49,230	4,200,304
PetSmart, Inc. (a)	53,086	4,048,338
Ross Stores, Inc.	69,232	5,040,090
Ulta Salon, Cosmetics & Fragrance, Inc.*	47,046	5,620,115
Urban Outfitters, Inc.*	74,927	2,755,066
		30,177,268
Textiles, Apparel & Luxury Goods 3.6%
Carter's, Inc.	59,483	4,514,165
Deckers Outdoor Corp.* (a)	41,368	2,726,979
Hanesbrands, Inc.	94,187	5,868,792
		13,109,936
Consumer Staples 4.8%
Food & Staples Retailing 0.9%
The Fresh Market, Inc.* (a)	69,379	3,282,320
Food Products 2.8%
Green Mountain Coffee Roasters, Inc.* (a)	31,153	2,346,756
McCormick & Co., Inc. (a)	51,576	3,336,967
Mead Johnson Nutrition Co.	61,507	4,567,510
		10,251,233
Household Products 1.1%
Church & Dwight Co., Inc.	70,185	4,214,609
Energy 7.6%
Energy Equipment & Services 3.8%
Cameron International Corp.*	30,999	1,809,412
Core Laboratories NV (a)	16,279	2,754,569
Dresser-Rand Group, Inc.*	51,150	3,191,760
FMC Technologies, Inc.* (a)	72,309	4,007,365
Oil States International, Inc.*	21,849	2,260,497
		14,023,603
Oil, Gas & Consumable Fuels 3.8%
Cabot Oil & Gas Corp.	92,596	3,455,683
Oasis Petroleum, Inc.* (a)	50,442	2,478,215
Pioneer Natural Resources Co. (a)	22,581	4,263,293
Range Resources Corp. (a)	48,737	3,698,651
		13,895,842
Financials 8.6%
Capital Markets 2.9%
Affiliated Managers Group, Inc.*	23,616	4,313,226
Lazard Ltd. "A" (a)	86,745	3,124,555
Oaktree Capital Group LLC	62,473	3,270,462
		10,708,243
Commercial Banks 1.2%
Signature Bank* (a)	49,607	4,540,033
Consumer Finance 1.5%
Portfolio Recovery Associates, Inc.* (a)	91,344	5,475,159
Insurance 0.5%
W.R. Berkley Corp. (a)	43,438	1,861,753
Real Estate Management & Development 1.0%
CBRE Group, Inc. "A"*	162,763	3,764,708
Thrifts & Mortgage Finance 1.5%
Ocwen Financial Corp.* (a)	96,364	5,374,220
Health Care 16.0%
Biotechnology 3.8%
Alexion Pharmaceuticals, Inc.*	32,359	3,758,821
Alkermes PLC*	93,300	3,136,746
Cubist Pharmaceuticals, Inc.* (a)	30,266	1,923,404
Pharmacyclics, Inc.*	13,973	1,934,143
Vertex Pharmaceuticals, Inc.*	46,636	3,535,942
		14,289,056
Health Care Equipment & Supplies 2.7%
CareFusion Corp.*	95,169	3,511,736
St. Jude Medical, Inc.	47,327	2,538,620
Thoratec Corp.*	104,523	3,897,663
		9,948,019
Health Care Providers & Services 5.1%
AmerisourceBergen Corp. (a)	75,967	4,641,584
Catamaran Corp.* (a)	74,392	3,418,312
Centene Corp.* (a)	53,813	3,441,879
HCA Holdings, Inc.	89,616	3,831,084
Humana, Inc. (a)	36,984	3,451,717
		18,784,576
Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	71,715	3,675,394
Pharmaceuticals 3.4%
Actavis, Inc.* (a)	26,849	3,866,256
Pacira Pharmaceuticals, Inc.* (a)	178,905	8,603,541
		12,469,797
Industrials 14.7%
Aerospace & Defense 1.3%
BE Aerospace, Inc.*	67,411	4,976,280
Airlines 1.4%
Delta Air Lines, Inc.	213,438	5,035,002
Building Products 1.0%
Fortune Brands Home & Security, Inc. (a)	93,413	3,888,783
Electrical Equipment 1.3%
Rockwell Automation, Inc.	44,638	4,773,588
Machinery 3.9%
Joy Global, Inc. (a)	39,335	2,007,658
Manitowoc Co., Inc. (a)	233,059	4,563,295
Valmont Industries, Inc. (a)	22,044	3,062,132
WABCO Holdings, Inc.*	58,452	4,925,166
		14,558,251
Professional Services 2.9%
IHS, Inc. "A"*	44,021	5,026,318
Verisk Analytics, Inc. "A"*	85,317	5,542,192
		10,568,510
Road & Rail 1.5%
Kansas City Southern	49,828	5,449,190
Trading Companies & Distributors 1.4%
United Rentals, Inc.* (a)	88,609	5,165,019
Information Technology 14.9%
Communications Equipment 0.9%
Harris Corp.	54,301	3,220,049
Computers & Peripherals 1.4%
Western Digital Corp.	80,221	5,086,011
Internet Software & Services 1.5%
IAC/InterActiveCorp.	48,077	2,628,370
LinkedIn Corp. "A"*	12,865	3,165,562
		5,793,932
IT Services 1.0%
VeriFone Systems, Inc.*	162,838	3,722,477
Semiconductors & Semiconductor Equipment 5.3%
Applied Materials, Inc.	272,717	4,783,456
ARM Holdings PLC (ADR) (a)	49,807	2,396,713
Avago Technologies Ltd.	84,260	3,633,291
Cree, Inc.* (a)	43,431	2,614,112
Lam Research Corp.*	53,318	2,729,349
Xilinx, Inc.	71,707	3,360,190
		19,517,111
Software 4.8%
Concur Technologies, Inc.* (a)	33,160	3,664,180
FireEye, Inc.* (a)	46,840	1,945,265
MICROS Systems, Inc.* (a)	43,849	2,189,819
Red Hat, Inc.*	35,026	1,616,100
Salesforce.com, Inc.* (a)	80,835	4,196,145
ServiceNow, Inc.* (a)	42,559	2,210,940
Ultimate Software Group, Inc.*	12,746	1,878,760
		17,701,209
Materials 5.5%
Chemicals 4.1%
Albemarle Corp. (a)	49,666	3,125,978
CF Industries Holdings, Inc. (a)	24,024	5,064,980
PPG Industries, Inc.	18,479	3,087,102
Westlake Chemical Corp. (a)	37,623	3,937,624
		15,215,684
Containers & Packaging 1.0%
Crown Holdings, Inc.*	88,035	3,722,120
Metals & Mining 0.4%
Allegheny Technologies, Inc. (a)	50,300	1,535,156
Telecommunication Services 1.2%
Wireless Telecommunication Services
SBA Communications Corp. "A"* (a)	53,367	4,293,909
Total Common Stocks (Cost $253,196,136)		359,339,982

Exchange-Traded Fund 0.6%
SPDR S&P Biotech (a) (Cost $1,577,619)	17,036	2,200,370

Securities Lending Collateral 31.7%
Daily Assets Fund Institutional, 0.09% (b) (c) (Cost $117,094,521)	117,094,521	117,094,521

Cash Equivalents 2.0%
Central Cash Management Fund, 0.05% (b) (Cost $7,156,992)	7,156,992	7,156,992

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $379,025,268)†	131.6	485,791,865
Other Assets and Liabilities, Net	(31.6)	(116,599,806)
Net Assets	100.0	369,192,059

* Non-income producing security

† The cost for federal income tax purposes was $379,240,347. At September 30, 2013, net unrealized appreciation for all securities based on tax cost was $106,551,518. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $109,819,973 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,268,455.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2013 amounted to $114,487,508, which is 31.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$359,339,982	$—	$—	$359,339,982
Exchange-Traded Fund	2,200,370	—	—	2,200,370
Short-Term Investments (d)	124,251,513	—	—	124,251,513
Total	$485,791,865	$—	$—	$485,791,865

There have been no transfers between fair value measurement levels during the year ended September 30, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $254,773,755) — including $114,487,508 of securities loaned	$361,540,352
Investment in Daily Assets Fund Institutional (cost $117,094,521)*	117,094,521
Investment in Central Cash Management Fund (cost $7,156,992)	7,156,992
Total investments in securities, at value (cost $379,025,268)	485,791,865
Cash	10,000
Receivable for investments sold	7,574,257
Receivable for Fund shares sold	36,392
Dividends receivable	128,001
Interest receivable	6,765
Other assets	19,211
Total assets	493,566,491
Liabilities
Payable upon return of securities loaned	117,094,521
Payable for investments purchased	5,942,242
Payable for Fund shares redeemed	745,803
Accrued management fee	194,819
Accrued Trustees' fees	1,183
Other accrued expenses and payables	395,864
Total liabilities	124,374,432
Net assets, at value	$369,192,059
Net Assets Consist of
Accumulated net investment loss	(1,244,806)
Net unrealized appreciation (depreciation) on investments	106,766,597
Accumulated net realized gain (loss)	6,051,614
Paid-in capital	257,618,654
Net assets, at value	$369,192,059

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of September 30, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($193,852,490 ÷ 10,270,871 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$18.87
Maximum offering price per share (100 ÷ 94.25 of $18.87)	$20.02
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,952,090 ÷ 112,865 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$17.30
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,453,931 ÷ 662,551 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$17.29
Class S Net Asset Value, offering and redemption price per share ($158,428,573 ÷ 8,243,172 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.22
Institutional Class Net Asset Value, offering and redemption price per share ($3,504,975 ÷ 180,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.45

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,628)	$2,976,275
Income distributions — Central Cash Management Fund	10,484
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	153,454
Total income	3,140,213
Expenses: Management fee	2,205,609
Administration fee	339,325
Services to shareholders	728,007
Distribution and service fees	547,441
Custodian fee	11,293
Professional fees	88,261
Reports to shareholders	57,795
Registration fees	60,400
Trustees' fees and expenses	13,123
Other	15,759
Total expenses before expense reductions	4,067,013
Expense reductions	(1,784)
Total expenses after expense reductions	4,065,229
Net investment income (loss)	(925,016)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	24,422,461
Change in net unrealized appreciation (depreciation) on investments	58,593,123
Net gain (loss)	83,015,584
Net increase (decrease) in net assets resulting from operations	$82,090,568

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$(925,016)	$(1,590,677)
Net realized gain (loss)	24,422,461	38,042,520
Change in net unrealized appreciation (depreciation)	58,593,123	19,232,670
Net increase (decrease) in net assets resulting from operations	82,090,568	55,684,513
Fund share transactions: Proceeds from shares sold	25,813,067	22,337,189
Payments for shares redeemed	(69,321,492)	(71,065,163)
Net increase (decrease) in net assets from Fund share transactions	(43,508,425)	(48,727,974)
Increase (decrease) in net assets	38,582,143	6,956,539
Net assets at beginning of period	330,609,916	323,653,377
Net assets at end of period (including accumulated net investment loss of $1,244,806 and $1,077,448, respectively)	$369,192,059	$330,609,916

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$14.84	$12.65	$12.75		$10.45		$11.81
Income (loss) from investment operations: Net investment income (loss)a	(.06)	(.08)	(.10)		(.09)		(.02)
Net realized and unrealized gain (loss)	4.09	2.27	.19		2.11		(1.34)
Total from investment operations	4.03	2.19	.09		2.02		(1.36)
Less distributions from: Net investment income	—	—	(.21)		—		—
Increase from regulatory settlements	—	—	.02	d	.28	d	—
Net asset value, end of period	$18.87	$14.84	$12.65		$12.75		$10.45
Total Return (%)c	27.16	17.31	.66	d	22.01	d	(11.52	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	194	175	174		193		182
Ratio of expenses before expense reductions (%)	1.29	1.31	1.27		1.40		1.39
Ratio of expenses after expense reductions (%)	1.29	1.31	1.27		1.40		1.22
Ratio of net investment income (loss) (%)	(.36)	(.54)	(.66)		(.75)		(.24)
Portfolio turnover rate (%)	44	70	54		68		90
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.236 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.024 and $0.042 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

	Years Ended September 30,
Class B	2013		2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$13.71		$11.78	$11.87		$9.82		$11.19
Income (loss) from investment operations: Net investment income (loss)a	(.17)		(.19)	(.20)		(.17)		(.09)
Net realized and unrealized gain (loss)	3.76		2.12	.16		1.96		(1.28)
Total from investment operations	3.59		1.93	(.04)		1.79		(1.37)
Less distributions from: Net investment income	—		—	(.07)		—		—
Increase from regulatory settlements	—		—	.02	d	.26	d	—
Net asset value, end of period	$17.30		$13.71	$11.78		$11.87		$9.82
Total Return (%)c	26.19	b	16.38	(.22	)d	20.88	b,d	(12.24	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		3	4		5		9
Ratio of expenses before expense reductions (%)	2.18		2.18	2.13		2.37		2.51
Ratio of expenses after expense reductions (%)	2.10		2.18	2.13		2.30		2.11
Ratio of net investment income (loss) (%)	(1.16)		(1.42)	(1.52)		(1.65)		(1.13)
Portfolio turnover rate (%)	44		70	54		68		90
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.220 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.022 and $0.039 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

	Years Ended September 30,
Class C	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$13.71	$11.77	$11.87		$9.80		$11.19
Income (loss) from investment operations: Net investment income (loss)a	(.18)	(.18)	(.20)		(.16)		(.09)
Net realized and unrealized gain (loss)	3.76	2.12	.17		1.97		(1.30)
Total from investment operations	3.58	1.94	(.03)		1.81		(1.39)
Less distributions from: Net investment income	—	—	(.09)		—		—
Increase from regulatory settlements	—	—	.02	d	.26	d	—
Net asset value, end of period	$17.29	$13.71	$11.77		$11.87		$9.80
Total Return (%)c	26.11	16.48	(.19	)d	21.12	d	(12.42	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	10	11		13		13
Ratio of expenses before expense reductions (%)	2.10	2.13	2.08		2.18		2.30
Ratio of expenses after expense reductions (%)	2.10	2.13	2.08		2.18		2.20
Ratio of net investment income (loss) (%)	(1.17)	(1.36)	(1.47)		(1.53)		(1.23)
Portfolio turnover rate (%)	44	70	54		68		90
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.221 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.022 and $0.039 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.

	Years Ended September 30,
Class S	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$15.07	$12.81	$12.91		$10.55		$11.92
Income (loss) from investment operations: Net investment income (loss)a	(.01)	(.04)	(.06)		(.05)		(.01)
Net realized and unrealized gain (loss)	4.16	2.30	.20		2.13		(1.36)
Total from investment operations	4.15	2.26	.14		2.08		(1.37)
Less distributions from: Net investment income	—	—	(.26)		—		—
Return of capital	—	—	—		—		.00	*
Total distributions	—	—	(.26)		—		.00	*
Increase from regulatory settlements	—	—	.02	c	.28	c	—
Net asset value, end of period	$19.22	$15.07	$12.81		$12.91		$10.55
Total Return (%)	27.54	17.64	.99	c	22.37	c	(11.47	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158	140	133		147		126
Ratio of expenses before expense reductions (%)	1.01	1.03	1.00		1.09		1.18
Ratio of expenses after expense reductions (%)	1.01	1.03	1.00		1.09		1.13
Ratio of net investment income (loss) (%)	(.09)	(.26)	(.39)		(.44)		(.16)
Portfolio turnover rate (%)	44	70	54		68		90
a Based on average shares outstanding during period.
b Total return would have been lower had certain expenses not been reduced.
c The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.239 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.024 and $0.042 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended September 30,
Institutional Class	2013	2012	2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$15.25	$12.94	$13.16		$10.68		$12.09
Income (loss) from investment operations: Net investment income (loss)a	(.01)	(.03)	(.06)		.04		(.01)
Net realized and unrealized gain (loss)	4.21	2.34	.20		2.16		(1.40)
Total from investment operations	4.20	2.31	.14		2.20		(1.41)
Less distributions from: Net investment income	—	—	(.38)		—		—
Return of capital	—	—	—		—		.00	*
Total distributions	—	—	(.38)		—		.00	*
Increase from regulatory settlements	—	—	.02	c	.28	c	—
Net asset value, end of period	$19.45	$15.25	$12.94		$13.16		$10.68
Total Return (%)	27.54	17.85	.89	c	23.22	c	(11.63	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2	2		1		1
Ratio of expenses before expense reductions (%)	.97	.95	1.00		.30		1.11
Ratio of expenses after expense reductions (%)	.97	.95	1.00		.30		1.03
Ratio of net investment income (loss) (%)	(.06)	(.18)	(.39)		.35		(.05)
Portfolio turnover rate (%)	44	70	54		68		90
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The period ended September 30, 2010 includes a non-recurring payment from the Advisor, which amounted to $0.241 per share recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.024 and $0.043 per share of non-affiliated regulatory settlements for the periods ended September 30, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.19% and 2.66% lower for the periods ended September 30, 2011 and 2010, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Mid Cap Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From January 1, 2013 through September 30, 2013, the Fund elects to defer qualified late year losses of approximately $1,245,000 of net ordinary losses and treat them as arising in the fiscal year ending September 30, 2014.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed long-term capital gains	$6,265,474
Net unrealized appreciation (depreciation) on investments	$106,551,518

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended September 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $144,949,936 and $189,559,116, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.65%
Next $1 billion of such net assets	.60%
Next $2.5 billion of such net assets	.55%
Next $2.5 billion of such net assets	.54%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Over $11.5 billion of such net assets	.51%

Accordingly, for the year ended September 30, 2013, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.35%
Class B	2.10%
Class C	2.10%
Class S	1.10%
Institutional Class	1.10%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.34%
Class B	2.09%
Class C	2.09%
Class S	1.09%
Institutional Class	1.09%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2013, the Administration Fee was $339,325, of which $29,972 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2013
Class A	$274,619	$—	$70,296
Class B	7,319	1,784	2,122
Class C	22,544	—	6,078
Class S	209,345	—	51,519
Institutional Class	1,980	—	529
	$515,807	$1,784	$130,544

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2013
Class B	$17,110	$1,196
Class C	77,362	7,006
	$94,472	$8,202

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2013	Annual Effective Rate
Class A	$421,742	$82,749	.24%
Class B	5,598	1,262	.25%
Class C	25,629	4,679	.25%
	$452,969	$88,690

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2013 aggregated $7,640.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2013, the CDSC for the Fund's Class B and C shares was $2,040 and $80, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2013, DIDI received $128.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,640, of which $7,321 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2013.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	670,650	$11,176,627	970,181	$14,113,841
Class B	545	9,012	889	12,720
Class C	97,026	1,468,434	87,745	1,196,651
Class S	688,672	12,410,589	345,684	5,153,945
Institutional Class	44,225	748,405	129,913	1,860,032
		$25,813,067		$22,337,189
Shares redeemed
Class A	(2,210,171)	$(35,878,402)	(2,909,668)	$(42,217,640)
Class B	(91,882)	(1,376,797)	(118,246)	(1,591,814)
Class C	(150,764)	(2,252,089)	(314,380)	(4,271,064)
Class S	(1,752,618)	(29,464,878)	(1,449,662)	(21,592,694)
Institutional Class	(21,035)	(349,326)	(93,569)	(1,391,951)
		$(69,321,492)		$(71,065,163)
Net increase (decrease)
Class A	(1,539,521)	$(24,701,775)	(1,939,487)	$(28,103,799)
Class B	(91,337)	(1,367,785)	(117,357)	(1,579,094)
Class C	(53,738)	(783,655)	(226,635)	(3,074,413)
Class S	(1,063,946)	(17,054,289)	(1,103,978)	(16,438,749)
Institutional Class	23,190	399,079	36,344	468,081
		$(43,508,425)		$(48,727,974)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and Shareholders of DWS Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Mid Cap Growth Fund (the "Fund") at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 22, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2013 to September 30, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,134.70	$1,130.70	$1,130.80	$1,136.60	$1,136.80
Expenses Paid per $1,000*	$6.80	$11.22	$11.16	$5.30	$5.20
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,018.70	$1,014.54	$1,014.59	$1,020.10	$1,020.21
Expenses Paid per $1,000*	$6.43	$10.61	$10.56	$5.01	$4.91

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Mid Cap Growth Fund	1.27%	2.10%	2.09%	.99%	.97%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,890,000 as capital gain dividends for its year ended September 30, 2013, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $3,270,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees, including the Independent Trustees, approved the renewal of DWS Mid Cap Growth Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations (the "IFC Report").

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services.The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013 and Executive Vice President since 2013
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
Robert Kendall10,11 (1974) President, 2013-present
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly: Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 Effective October 25, 2013, Mr. Woods, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods was an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods received no compensation from the fund. Mr. Woods was a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

10 Address: 222 South Riverside Plaza, Chicago, IL 60606.

11 Effective as of October 3, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
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Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at ((800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMCAX	SMCBX	SMCCX	SMCSX	BTEAX
CUSIP Number	23338J 632	23338J 624	23338J 616	23338J 590	23338J 582
Fund Number	483	683	783	2383	583

Notes

Notes

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Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DMCGF-2
(R-024422-3 11/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MID CAP GROWTH FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$54,548	$0	$0	$0
2012	$54,515	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Mid Cap Growth Fund, a series of DWS Investment Trust

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2013